                                               April 21, 2011

Dreyfus Short-Intermediate Government Fund

Supplement to Prospectus

dated April 1, 2011

The following information supersedes and replaces any contrary information contained in the sections of the fund’s prospectus entitled “Fund Summary - Portfolio Management” and “Fund Details - Management”:

Theodore W. Bair, Jr. and Dawn Guffey are the fund’s primary portfolio managers, positions they have held since February 2010 and April 2011, respectively.  Mr. Bair has been employed by The Dreyfus Corporation (Dreyfus) since April 2008 and is a vice president and senior portfolio manager of short duration strategies for BNY Mellon Cash Investment Strategies (CIS), a division of Dreyfus.  He has over 15 years’ experience in various capacities and positions with BNY Mellon affiliates.  Ms. Guffey is an executive vice president and the chief investment officer for short duration and index strategies for CIS.  She has over 26 years’ experience in various capacities and positions with BNY Mellon affiliates.

                                               April 21, 2011

Dreyfus Short-Intermediate Government Fund

Supplement to Statement of Additional Information

dated April 1, 2011

The following information supersedes and replaces any contrary information contained in the sections of the Fund’s Statement of Additional Information entitled “Management Arrangements – Portfolio Management” and “Management Arrangements – Additional Information About the Portfolio Managers”:

            Portfolio Management.  The Fund’s primary portfolio managers are Theodore W. Bair, Jr. and Dawn Guffey.

Additional Information About the Portfolio Managers. The following table lists the number and types of other accounts advised by the Fund’s primary portfolio managers and assets under management in those accounts as of March 31, 2011:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed
Theodore W. Bair, Jr.	1	$1.8M	0	N/A	12	$7.6M
Dawn Guffey	0	N/A	0	N/A	0	N/A

None of the accounts are subject to a performance-based advisory fee.

The dollar ranges of Fund shares beneficially owned by the Fund’s primary portfolio managers are as follows as of March 31, 2011:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Theodore W. Bair, Jr.	None
Dawn Guffey	None